Exhibit 10.13

INVESTOR REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 10, 2011, by and among NEOGENOMICS, INC., a Nevada corporation (the “Company”), and                     , a                      (the “Investor”).

WHEREAS:

A. In connection with that certain Subscription Agreement by and among the parties hereto of even date herewith (the “Subscription Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Investor shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Subscription Agreement.

B. To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(b) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

(c) “Registrable Securities” means the shares of Common Stock issuable to the Investor pursuant to the Subscription Agreement.

(d) “Registration Statement” means a registration statement under the Securities Act which covers the Registrable Securities.

2.	REQUIRED REGISTRATION.

(a) If the Company shall be requested in writing by the Investor to register all or part of the Investor’s Registrable Securities pursuant to this Agreement, then the Company shall use its best efforts to prepare and file with the SEC a Registration Statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act for the resale by the Investors of the Registrable Securities; provided, however, that the Company shall not be obligated to effect any registration except in accordance with the following provisions:

(i) The Company shall not be obligated to file and cause to become effective more than one (1) Registration Statement in which Registrable Securities are registered pursuant to this Section 2(a); provided, however, that the registration of Registrable Securities on a Form S-3 or any successor form shall not be counted towards such one (1) Registration Statement limit.

(ii) Notwithstanding the foregoing, the Company may include in each such registration requested pursuant to this Section 2(a) any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company or any issued and outstanding shares of Common Stock for sale by others, provided, however, that, if the number of shares of Common Stock so included pursuant to this clause (ii) exceeds the number of Registrable Securities requested by the Investor requesting such registration, then such registration shall be deemed to be a registration in accordance, with and pursuant to Section 3; and provided further, however, that the inclusion of such previously authorized but unissued shares of Common Stock by the Company or issued and outstanding shares of Common Stock by others in such registration shall not prevent the Investor requesting such registration from registering the entire number of Registrable Securities requested by him/her/it.

(iii) The Company shall not be required to file a Registration Statement or maintain the effectiveness of a previously filed Registration Statement pursuant to this Section 2: (i) if the Investor is otherwise able to sell all of his/her/it’s Registrable Securities pursuant to Rule 144 or any successor regulation, without restriction; or (ii) for a period of up to three (3) months if the Company is then engaged in negotiations regarding a material transaction which has not otherwise been publicly disclosed, or such shorter period ending on the date, whichever first occurs, that such transaction is publicly disclosed, abandoned or consummated (any such extensions for potential or actual material transactions, hereafter referred to as a “Material Transaction Exclusion”).

(b) Effectiveness of the Registration Statement. The Company shall use its best efforts (i) to have the Registration Statement declared effective by the SEC no later than one hundred twenty (120) days from the date upon which the Investor has provided written notice to the Company requesting such registration (the “Scheduled Effective Date”) and (ii) to insure that the Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.

(c) Failure to File or Obtain Effectiveness of the Registration Statement. Subject to any Material Transaction Exclusions that may be in effect, in the event the Registration Statement pursuant to a Required Registration under this Section 2 is not declared effective by the SEC on or before the Scheduled Effective Date or is not maintained as effective during the Registration Period (as defined in Section 4(a)) (any such failure event, hereafter referred to as a “Penalty Trigger Event”, and the first such day of such a Penalty Trigger Event, the “Penalty Trigger Date”), then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the “Liquidated Damages”) to the holder, at the holder’s option, either a cash amount or shares of the Company’s Common Stock within three (3) business days, after demand therefore, equal to one percent (1.0%) of the purchase price of the Registrable Securities that were purchased pursuant to the Subscription Agreement and that are still held by the Investor as of the Penalty Trigger Date, for each full thirty (30) day period after the Penalty Trigger Date that the Registration Statement is not effective.

(d) The Company shall use its best efforts to cause the Registration Statement to remain effective until all of the Registrable Securities have been sold; provided, however, that in no event will the Company be required to maintain the effectiveness of the Registration Statement past the date which is the earlier of (i) the date which is three (3) years from the first date of effectiveness of such Registration Statement or (ii) the date upon which the Investor is otherwise able to sell all of his/her/it’s Registrable Securities pursuant to Rule 144 or any successor regulation, without restriction. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Registration Statement to the Investor for their review and comment. The Investor shall use its best efforts to furnish comments on the Registration Statement and any amendment or supplement thereto to the Company within twenty-four (24) hours of the receipt thereof from the Company.

3.	PIGGYBACK REGISTRATION.

(a) Each time that the Company proposes to Register a public offering solely of its Common Stock, other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, “Excluded Forms”), the Company shall promptly give written notice of such proposed Registration to the Investor, which shall offer the right to request inclusion of any Registrable Securities in the proposed Registration Statement.

(b) The Investor shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities he/she/it intends to sell and the holder’s intended plan of disposition.

(c) In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 3(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

(d) Upon receipt of a written request pursuant to Section 3(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

(e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering, determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering pursuant to the Investors’ piggyback registration rights contained in this Section 3, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the Investor (such other shares hereinafter collectively referred to as the “Other Shares”), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding shares held by the directors, officers, employees and founders of the Company, and then, to the extent necessary, by excluding Registrable Securities participating in such underwritten public offering, pro rata, based on the number of shares of Registrable Securities each such holder proposed to include.

(f) If requested by the Company in connection with an underwritten public offering, all shares of Common Stock purchased by the Investor pursuant to the Subscription Agreement proposed to be included in the underwritten public offering pursuant to the Investors’ piggyback registration rights contained in this Section 3 shall be withheld from the market by the Investor for a period, not to exceed 6 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The Investor shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

4.	RELATED OBLIGATIONS.

(a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement; (2) the date which is three (3) years from the first date of effectiveness of such Registration Statement or (ii) the date upon which the Investor is otherwise able to sell all of his/her/it’s Registrable Securities pursuant to Rule 144 or any successor regulation, without restriction (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company’s filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall use its best efforts to file such amendments or supplements with the SEC.

(c) The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) either ten (10) physical copies or an electronic copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver either ten (10) physical copies or an electronic copy of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(e) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(g) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to either (i) be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) be included for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(g).

(h) The Company shall cooperate with the Investor who holds Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request, provided, however, that the expense of issuing any such certificates will be for the account of the Investor.

(i) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(j) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(k) Within five (5) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(l) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

5.	OBLIGATIONS OF THE INVESTOR.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) or the first sentence of 4(d), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(d) or receipt of notice that no supplement or amendment is required.

6.	EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3 and 4, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

7.	INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 4(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

(b) In connection with a Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 7(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor’s use of the prospectus to which the Claim relates.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or

Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

9.	REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

(c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

10.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor(s) who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor(s) and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities covered under this Agreement. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	NeoGenomics, Inc.
Attn: Chief Financial Officer
12701 Commonwealth Drive, Suite #5
Fort Myers, FL 33913
Telephone: (239) 768-0600
Facsimile: (239) 768-1672

With Copy to:	K & L Gates LLP
201 South Biscayne Boulevard, Suite 2000
Miami, Florida 33131
Attention: Clayton E. Parker, Esquire
Telephone: (305) 539-3306
Facsimile: (305) 358-7095

If to the Investor:

Attention:
Telephone:
Facsimile:

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) The laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and the Investor as its stockholder. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Florida, sitting in Miami-Dade County, Florida and federal courts for the District of Florida sitting in Miami-Dade County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY

IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement, the Subscription Agreement, the Stock Purchase Agreement and related documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Subscription Agreement, the Stock Purchase Agreement and related documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by Adobe Acrobat PDF file or facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

NEOGENOMICS, INC.

By:

Name:
Title:

INVESTOR

By:

Name:
Title:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Attention:

Re:	NEOGENOMICS, INC.

Ladies and Gentlemen:

We are counsel to NeoGenomics, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Subscription Agreement (the “Subscription Agreement”) entered into by and among the Company and the investor named therein (the “Investor”) pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Subscription Agreement, the Company also has entered into an Investor Registration Rights Agreement with the Investor (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Investor Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                      , the Company filed a Registration Statement on Form            (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange SEC (the “SEC”) relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Law Firm]

By:

cc:	[LIST NAMES OF INVESTORS]